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                                                                   Exhibit 10.15

                                ESCROW AGREEMENT

      This Escrow Agreement (this "Agreement"), entered into as of the 22nd day of December, 1994, by and between (i) Memry Corporation, a Delaware corporation ("Memry"), (ii) Connecticut Innovations, Incorporated, a specially chartered Connecticut corporation ("CII"), and (iii) Finn Dixon & Herling, as escrow agent hereunder (the "Escrow Agent").

                                   WITNESSETH

      WHEREAS, Memry and CII are parties to a Convertible Subordinated Debenture Purchase Agreement, dated as of December 22, 1994 (the "Purchase Agreement"); and

      WHEREAS, the Purchase Agreement requires that Memry register with the Securities and Exchange Commission CII's resale of its Registrable Securities (as defined in the Purchase Agreement) not later than February 28, 1995, and maintain such registration (the "Resale Registration") for a period of three years from the Closing Date (as defined in the Purchase Agreement); and

      WHEREAS, as a condition to its entering into of the Purchase Agreement, CII has required that this Agreement be executed and delivered in order to provide financial wherewithal in the event that Memry is unable or does not maintain the effectiveness of such registration; and

      WHEREAS, the parties hereto desire to enter into this Agreement on the terms and conditions set forth herein;

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

      1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings attributed thereto in the Purchase Agreement.

      2. Escrow Agent's Appointment and Duties. Memry and CII each hereby appoint the Escrow Agent as escrow agent hereunder, and the Escrow Agent hereby accepts such appointment. The Escrow Agent's duties hereunder are limited solely to the holding of the Escrowed Funds (as hereinafter defined) and the release of the same as provided herein, the giving of notices to CII and Memry as provided herein and such other duties as are specifically set forth herein. No duties or obligations not expressly set forth herein shall be implied to the Escrow Agent.
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      3. Escrowed Funds. On the date hereof, Memry has deposited in escrow with the Escrow Agent $45,000 (the "Escrowed Funds"). The Escrow Agent hereby acknowledges receipt of a check from CII, in the amount of $45,000, representing the Escrowed Funds. Memry and CII agree and acknowledge that the Escrow Agent will maintain the Escrowed Funds in a non-interest bearing account.

      4. Use of Escrowed Funds; Settlement.

            a. Settlements by Escrow Agent. The Escrow Agent shall retain possession of the Escrowed Funds in its trust account except as follows: (i) for disposals of Escrowed Funds to a successor escrow agent pursuant to Section 5(b) below; (ii) upon its receipt at any time on or prior to February 28, 1998, of a Certificate (defined in Section 4(b) below) executed by both Memry and CII instructing it as to how to disburse all or any portion of the Escrowed Funds then remaining, the Escrow Agent shall promptly disburse the specified Escrowed Funds in accordance with said Certificate; (iii) upon receipt of a written certificate signed solely by CII instructing the Escrow Agent to disburse all or any portion of the Escrow Funds to Memry, the Escrow Agent shall promptly so disburse the specified Escrowed Funds; and (iv) on March 10, 1998, the Escrow Agent shall disburse any remaining Escrowed Funds to (or, upon the receipt of written instructions from Memry, for the account of) Memry. In determining whether to disburse the Escrowed Funds from time to time in accordance with the above-stated provisions of clauses (ii) or (iii) of this Section 4.a, the Escrow Agent shall rely exclusively upon the written notice received by it hereunder or the fact that a certain written notice has not been received by it, as the case may be, notwithstanding either (i) any notice to the contrary which may be received by the Escrow Agent from any other person or entity or (ii) any knowledge which it may have or may be deemed to have as to the correctness of the content of any notice given to it hereunder.

            b. Requests by Memry for Disbursements. Memry covenants and agrees to use its best efforts to pay the fees and expenses of legal counsel and accountants in connection with the maintenance of the reporting requirements of the Securities Act of 1934, as amended (the "1934 Act"), and maintenance of CII's ability to sell its Registrable Securities pursuant to the Resale Registration (the "Contemplated Purpose"). However, if at any time and from time to time between the date hereof and February 18, 1998, Memry is unable to pay such fees and expenses in the ordinary course of business, Memry may give CII written notice (a "Notice") of its desire to use the Escrowed Funds for such fees and expenses, an explanation of the nature of the Contemplated Purpose, the amount of the Escrowed Funds desired to be used, and why it is necessary or appropriate for the Escrowed Funds (rather than Memry's other funds) to be applied for such Contemplated Purpose. Each Notice shall be accompanied by a written certificate (a "Certificate"), signed by Memry and providing a space for the signature of CII, instructing the Escrow Agent to disburse all or a designated portion of the Escrowed Funds in the manner specified in the Notice (which manner of disbursement shall also be specified in the Certificate).

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            c. Responses to Notices by CII. CII shall respond to all Notices within fifteen (15) business days of its receipt thereof. Such response shall consist of either (i) signing the Certificate in the space provided for such purpose and sending the Certificate to the Escrow Agent, or (ii) returning the Certificate to Memry unsigned. In the event that the relevant Notice requests that Escrowed Funds be used for any purpose other than the Contemplated Purpose, CII may sign or refuse to sign the Certificate in its absolute and sole discretion, and need not provide Memry with any reason for its actions with respect thereto. In the event that the relevant Notice requests that Escrowed Funds be applied only for the Contemplated Purpose, CII shall in good faith determine if the use of the Escrowed Funds constitutes an "Appropriate Use" of said funds within the guidelines set forth in Section 5.d below. If CII determines that the use of the Escrowed Funds pursuant to the Notice is an Appropriate Use, it shall, within the aforesaid fifteen (15) day period, sign the Certificate and send it to the Escrow Agent. If CII determines that the use of the Escrowed Funds pursuant to the Notice is not an Appropriate Use, it may either (i) sign the Certificate and deliver it to the Escrow Agent, or (ii) return the Certificate to Memry unsigned with an explanation as to why CII has concluded that the use of the Escrowed Funds described in the Notice is not an Appropriate Use.

            d. Guidelines for Determining Appropriate Use. In determining whether or not a proposed use of Escrowed Funds for the Contemplated Purpose as described in a Notice constitutes an "Appropriate Use", CII shall consider the following factors: (i) that it is the intent of Memry and CII on the date of this Agreement that the Escrowed Funds shall only be applied to the Contemplated Purpose where Memry would not otherwise have the financial wherewithal to continue CII's ability to sell its Registrable Securities pursuant to the Resale Registration; and (ii) that it is also the intent of Memry and CII on the date of this Agreement that, where Memry does not have the ability in the ordinary course of business to pay the fees and expenses of its legal counsel and/or accountants in connection with the maintenance of the reporting requirements of the 1934 Act and maintenance of CII's ability to sell its Registrable Securities pursuant to the Registration Statement, the Escrowed Funds would be used for that purpose (it not being the intent of the parties that Memry would in such instance be denied use of the Escrowed Funds with the intention of enabling CII to realize the benefits of various penalties which would be imposed upon Memry under the Purchase Agreement and the Securities issued pursuant thereto if CII were unable to sell its Registrable Securities pursuant to the Registration Statement).

      5. Other Provisions Regarding the Escrow Agent.

      a. Indemnification. CII and Memry acknowledge that the Escrow Agent is acting solely as an escrow agent at their request and for their convenience and that the Escrow Agent shall not be liable to either party for any act or omission on its part unless taken or suffered in willful disregard of this Agreement or involving gross negligence on the part of the Escrow Agent. CII and Memry jointly and severally agree to defend, indemnify and hold the Escrow


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Agent harmless from and against all costs, claims and expenses (including attorneys' fees and disbursements) incurred in connection with the performance of the Escrow Agent's duties hereunder, except (i) with respect to actions or omissions taken or suffered by the Escrow Agent in willful disregard of this Agreement or involving gross negligence on the part of the Escrow Agent, and
(ii) that solely Memry shall be liable to the Escrow Agent for the Escrow Agent's costs of preparing this Agreement. The Escrow Agent shall promptly notify CII and Memry in writing upon the incurrence of any costs, claims and expenses with respect to which the Escrow Agent is entitled to be so indemnified. The Escrow Agent may act or refrain from acting in respect of any matter referred to herein in full reliance upon and with the advice of counsel which may be selected by it and shall be fully protected in so acting or refraining from acting upon the advice of such counsel. The provisions of this
Section 5.a shall survive the termination of this Agreement.

      b.    Replacement of Escrow Agent.

            (i) Resignation of Escrow Agent. The Escrow Agent may resign and be discharged of the obligations created by this Agreement at any time by executing and delivering to CII and Memry notice of its resignation as Escrow Agent and specifying the date (which shall not be less than twenty (20) days from the date of such notice) when such resignation is intended to take effect. Upon receiving such notice of resignation, CII and Memry shall endeavor to agree upon a successor Escrow Agent to be appointed by written instrument, in duplicate, executed by CII and Memry, one copy of which instrument shall be delivered to the successor Escrow Agent. If no agreement has been reached as aforesaid and no successor Escrow Agent shall have been so appointed and have accepted such appointment within twenty (20) days after such notice of resignation, Memry shall appoint a successor Escrow Agent. The resignation of the Escrow Agent shall become effective upon the acceptance of appointment by the successor Escrow Agent.

            (ii) Discharge of Escrow Agent. At any time, CII and Memry may discharge the Escrow Agent by jointly executing and delivering to the Escrow Agent notice of its discharge as escrow agent hereunder and specifying (i) the date when such discharge shall take effect and (ii) whom the successor Escrow Agent is, in which even the Escrow Agent will be discharged of its duties as of such date.

            (iii) Successor Escrow Agent. If the Escrow Agent shall be dissolved, or if its property or affairs shall be taken under the control of any state or federal court or administrative body or agency because of


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                     insolvency or bankruptcy or for any other reason, a vacancy shall forthwith exist in the office of Escrow Agent, and within a period of thirty (30) days thereafter, a successor shall be appointed by the mutual agreement of CII and Memry. If no agreement has been reached as aforesaid and no successor Escrow Agent shall have been so appointed and have accepted such appointment within such thirty (30) day period, Memry shall appoint a successor Escrow Agent.

            (iv) Instruments in Writing. Appointments made by Memry and/or CII under this Section 5.b. shall be made by an instrument or instruments in writing. Copies of each instrument shall be delivered by CII and Memry to the predecessor Escrow Agent and to the successor Escrow Agent so appointed.

            (v) Successor Escrow Agents. Any successor Escrow Agent appointed hereunder shall execute, acknowledge and deliver to CII and Memry an instrument accepting such appointment hereunder, and thereupon such successor Escrow Agent, without any further act, deed or conveyance, shall become duly vested with all of the property, rights, powers, trusts, duties and obligations of its predecessor hereunder, with the same effect as if originally named Escrow Agent herein. Notwithstanding any other provision of this Agreement, upon request of such successor Escrow Agent, the Escrow Agent ceasing to act, CII and Memry shall execute and deliver an instrument transferring to such successor Escrow Agent all the property, rights, powers and trusts created hereby of the Escrow Agent so ceasing to act hereunder, and the Escrow Agent so ceasing to act shall immediately deliver to the successor Escrow Agent the Escrowed Funds then held by it hereunder.

      6. Governing Law; Jurisdiction; Modification or Waiver. This Agreement shall be governed and construed in accordance with the laws of the State of Connecticut, regardless of any principles or conflicts of law thereunder. The parties hereto agree that the Superior Court, State of Connecticut, Judicial District of Stamford/Norwalk, shall have sole jurisdiction over any disputes relating to this Agreement, and that they will submit to the jurisdiction of said court and that any and all proceedings to enforce the terms of this Agreement shall be brought in that court. The terms and provisions of this Agreement may only be modified or waived by a writing executed and delivered by all parties hereto.

      7. Notices. All notices, demands, approvals, consents, elections or other communications permitted or required to be given hereunder (the "Notices") shall be in writing and shall be deemed given (i) three (3) days after being posted certified mail, return receipt



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requested, postage prepaid, or (ii) when delivered, if sent by hand delivery or by overnight courier service. Notices shall be addressed as follows:

      If to Memry:                        Mr. James G. Binch
                                          Memry Corporation
                                          57 Commerce Drive
                                          Brookfield, CT 06804

      With a copy to:                     David I. Albin, Esq.
                                          Finn Dixon & Herling
                                          One Landmark Square
                                          Suite 600
                                          Stamford, CT 06901

      If to CII:                          Ms. Katie Schultz
                                          Connecticut Innovations, Incorporated
                                          40 Cold Spring Road
                                          Rocky Hill, CT 06067

       With a copy to:                    Frank J. Marco, Esq.
                                          Shipman & Goodwin
                                          One American Row
                                          Hartford, CT 06103-2819

      If to Escrow Agent:                 David I. Albin, Esq.
                                          Finn Dixon & Herling
                                          One Landmark Square
                                          Suite 600
                                          Stamford, CT 06901

or to such address as any party may from time to time specify in writing to the others. If such notice is given by personal delivery, the person to whom such notice is given shall, if requested, acknowledge receipt of such notice and the date of such receipt on a copy of such notice.

      8. No Third Party Rights. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto, except as expressly provided to the contrary elsewhere in this Agreement.

      9. Binding Effect. Subject to Section 5, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs executors, administrators, legal representatives, successors and assigns.


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      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original but all of which together shall be deemed to constitute one and the same document.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of this
22nd day of December, 1994.

                                MEMRY CORPORATION

                              By: /s/ James G. Binch
                                 ----------------------------------------------
                                 Its: President & CEO

                              CONNECTICUT INNOVATIONS, INCORPORATED

                              By: /s/ Victor R. Budnick
                                 ----------------------------------------------
                                  Its: Acting Pres. & Exec. Dir.

                              FINN DIXON & HERLING

                              By: /s/ David I. Albin
                                 -----------------------------------------------
                                    a partner

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